                                                                    EXHIBIT 10.5

                              ECOLLEGE.COM, INC.
           AMENDMENT TO AMENDED AND RESTATED SHAREHOLDERS AGREEMENT
           --------------------------------------------------------

          This Amendment to Amended and Restated Shareholders Agreement, dated as of January 1, 1999 (the "Amendment"), is entered into by and among eCollege.com, Inc., a Delaware corporation (the "Company"), and the stockholders of the Company set forth on the signature pages hereto (each a "Stockholder" and collectively, the "Stockholders").

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, the Company and certain of its stockholders entered into an Amended and Restated Shareholders Agreement on December 21, 1998 (the "Agreement"); and

          WHEREAS, the Company and the Stockholders desire to amend the Agreement in certain respects; and

          WHEREAS, pursuant to Section 7(a) of the Agreement, such Agreement may be amended upon the prior written consent of (i) the Company, (ii) the holders of at least sixty six and two-thirds percent (66 2/3%) of the Company's outstanding Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as one class, (iii) the holders of at least sixty seven percent (67%) of the Company's outstanding Series C Preferred Stock, voting separately as a class and (iv) the holders of at least a majority of the Company's outstanding Common Stock, voting separately as a class.

          NOW, THEREFORE, in consideration of the premises and the agreements set forth herein, and intending to be legally bound hereby, the parties hereby agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

          1.1  Definitions.  Capitalized terms used herein and not otherwise
               -----------
defined herein shall have the respective meanings set forth in the Agreement.


                                  ARTICLE II
                                   AMENDMENT

          2.1 Section 2 of the Agreement is hereby amended and restated in its entirety, to read in full as follows:

          "2) BOARD OF DIRECTORS. The following provisions shall apply during the pendency of this Agreement:

          a) The Shareholders agree that the size of the Board shall equal seven (7) members.

                                       1.

          b) The Shareholders further agree that the Common Shareholders shall have the right to designate three representatives to serve on the Board (the "Common Shareholders' Designees"), at least one of whom shall be an individual that is not an employee of the Company (the "Independent Director"), that the Series A Investors shall have the right to designate one (1) representatives to serve on the Board (the "Series A Designee"), and that one of the Series B Investors, Blumenstein/Thorne Information Partners I, L.P., shall have the right to designate one (1) representative to serve on the Board (the "Series B Designee"), that one of the Series C Purchasers, MediaOne or its assignee, shall have the right to designate one (1) representative to serve on the Board (the "Series C Designee"), and that all shareholders, including Common Shareholders, Series A Investors, Series B Investors and Series C Purchasers - shall vote to elect one representative to the Board; provided that the director shall be elected by the affirmative vote of at least two-thirds (66.67%) of the total shares voting in the election ("All Shareholders Designee").

          c)   Until the later of (a) three years from the Effective Date, or
          (b) the first date when less than 83,000 shares of Series A Preferred are outstanding (with respect to Series A designees only), or (c) the first date when less than 195,000 shares of Series B Preferred are outstanding (with respect to Series B designees only), or (d) the first date when less than 133,812 shares of Series C Preferred are outstanding and held by MediaOne or its assignee (with respect to the Series C Designee only), each Shareholder agrees to vote all of his Shareholder Shares and any other voting securities of the Company over which such Shareholder has voting control and to take all other necessary or desirable actions within his control (whether in his, her or its capacity as a shareholder, director, member of a Board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), so that the Common Shareholders' Designees, the Series A Designees, the Series B Designees, and the Series C Designee shall be elected to, and continue to serve on, the Board. Without limiting the generality of the prior sentence, the Common Shareholders agree not to vote to remove the Series A Designees, the Series B Designees or the Series C Designee from the Board; the Series A Investors agree not to vote to remove the Common Shareholders' Designees, the Series B Designees, or the Series C Designee from the Board; the Series B Investors agree not to vote to remove the Common Shareholders' Designees, the Series A Designees, or the Series C Designees from the Board; and the Series C Purchasers agree not to vote to remove the Common Shareholders' Designees, the Series A Designees, or the Series B Designees from the Board.

                                       2.

          d) The Board shall maintain a compensation committee (the "Compensation Committee") which will recommend the following for approval by the full Board: management compensation; Company benefit plans; and adoption of, and grants under, stock option plans. The Board shall also maintain an audit committee (the "Audit Committee") which will be responsible for reviewing with management of the Company and with the Company's independent auditors, both jointly and separately, the financial controls, accounting and audit and reporting activities of the Company, the performance of the Company's auditors, and the capability and performance of the Company's finance staff. As of the January 29, 1999, the members of the Compensation Committee shall be (1) the Series A Designee, (2) the Series B Designee, (3) the Series C Designee and (4) the Independent Director. As of the January 29, 1999, the members of the Audit Committee shall be (1) the Series B Designee, (2) the Series A Designee (3) the Series C Designee, and (4) the Independent Director."

          2.2 In accordance with Section 7(a) of the Agreement, this Amendment shall be effective upon execution by (i) the Company, (ii) the holders of at least sixty six and two-thirds percent (66 2/3%) of the Company's outstanding Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as one class, (iii) the holders of at least sixty seven percent (67%) of the Company's outstanding Series C Preferred Stock, voting separately as a class and (iv) the holders of at least a majority of the Company's outstanding Common Stock, voting separately as a class.

                                  ARTICLE III
                                 MISCELLANEOUS

          3.1  Governing Law.  This Agreement shall be governed by and
               -------------
interpreted in accordance with the laws of the State of Colorado as applied to agreements executed and performed wholly within the State of Colorado, without regard to its conflict of law principles.

          3.2  Headings.  The Section headings appearing in this Agreement are
               --------
for reference purposes only and shall not be considered a part of this Agreement. Such headings shall not modify, amend or affect the provisions hereof.

          3.3  Counterparts.  This Agreement may be executed in multiple
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.4  Assignment and Binding Effect.  Subject to the foregoing, all of
               -----------------------------
the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of each of the parties hereto. All references herein to any party shall be deemed to include any successor to such party.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       3.
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          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                        eCollege.com, Inc.

                                        By: /s/ Robert N. Helmick
                                           -------------------------------------
                                           Robert N. Helmick
                                           President and Chief Executive Officer


                                        STOCKHOLDERS:
                                        ------------


                                        JAMES R. NOLLSCH

                                        /s/ James R. Nollsch
                                        ----------------------------------------
                                        James R. Nollsch


                                        NIKKI PIKE

                                        /s/ Nikki Pike
                                        ----------------------------------------
                                        Nikki Pike


                                        STEVEN SINGER

                                        /s/ Steven Singer
                                        ----------------------------------------
                                        Steven Singer


                                        WILLIAM E. WALDECK

                                        /s/ William E. Waldeck
                                        ----------------------------------------
                                        William E. Waldeck


                                       4.

                                        NEW WORLD EQUITIES, INC.

                                        By:_____________________________________
                                        Its:____________________________________


                                        ALAN L. SIGMAN

                                        /s/ Alan L. Sigman
                                        ----------------------------------------
                                        Alan L. Sigman


                                        JAMES F. HEMMER

                                        /s/ James F. Hemmer
                                        ----------------------------------------
                                        James F. Hemmer


                                        MICHAEL J. WALKER

                                        /s/ Michael J. Walker
                                        ----------------------------------------
                                        Michael J. Walker


                                        BRADLEY FELIX

                                        /s/ Bradley Felix
                                        ----------------------------------------
                                        Bradley Felix


                                        ADEL HAZAN

                                        /s/ Adel Hazan
                                        ----------------------------------------
                                        Adel Hazan

                                       5.

                                        ROBERT C. DOUGLAS

                                        /s/ Robert C. Douglas
                                        ----------------------------------------
                                        Robert C. Douglas


                                        DAVID P. SCHIELDROP

                                        /s/ David P. Schieldrop
                                        ----------------------------------------
                                        David P. Schieldrop


                                        PATRICK C. DELACEY

                                        /s/ Patrick C. DeLacey
                                        ----------------------------------------
                                        Patrick C. DeLacey


                                        ROBERT A. CONWAY AND
                                        DARLENE A. CONWAY, JTWROS

                                        /s/ Robert A. Conway
                                        ----------------------------------------
                                        Robert A. Conway

                                        /s/ Darlene A. Conway
                                        ----------------------------------------
                                        Darlene A. Conway


                                        LEE S. MENDEL

                                        /s/ Lee S. Mendel
                                        ----------------------------------------
                                        Lee S. Mendel


                                        STANLEY R. DOBRIN

                                        /s/ Stanley R. Dobrin
                                        ----------------------------------------
                                        Stanley R. Dobrin

                                       6.

                                        MARK A. TIMMERMAN

                                        /s/ Mark A. Timmerman
                                        ----------------------------------------
                                        Mark A. Timmerman


                                        McD VENTURE CAPITAL FUND, L.P.

                                        By:_____________________________________
                                        Its:____________________________________


                                        MCDONALD & COMPANY SECURITIES, INC., As
                                        Custodian for William E. Waldeck IRA

                                        By:_____________________________________
                                        Its:____________________________________


                                        MCDONALD & CO. SECURITIES, INC.

                                        By:_____________________________________
                                        Its:____________________________________


                                        SILVER FAMILY TRUST U/D/T

                                        /s/ Martin J. Silver, Trustee
                                        ----------------------------------------
                                        Martin J. Silver, Trustee


                                        /s/ Victoria H. Silver, Trustee
                                        ----------------------------------------
                                        Victoria H. Silver, Trustee

                                       7.

                                        WILLIAM O. KASTEN

                                        /s/ William O. Kasten
                                        ----------------------------------------
                                        William O. Kasten


                                        DAVIS B. WEIDNER

                                        /s/ Davis B. Weidner
                                        ----------------------------------------
                                        Davis B. Weidner


                                        JAY S. PERLMUTTER

                                        /s/ Jay S. Perlmutter
                                        ----------------------------------------
                                        Jay S. Perlmutter


                                        STANLEY R. DOBRIN & CAROL DOBRIN, JTWROS

                                        /s/ Stanley R. Dobrin
                                        ----------------------------------------
                                        Stanley R. Dobrin

                                        /s/ Carol Dobrin
                                        ----------------------------------------
                                        Carol Dobrin


                                        SUE THOMPSON

                                        /s/ Sue Thompson
                                        ----------------------------------------
                                        Sue Thompson

                                       8.

                                        H & K PARTNERS V

                                        By: /s/ William Kasten
                                           -------------------------------------
                                           William Kasten, _____________________


                                        N.T. RUDDOCK CO.

                                        By: /s/ Samuel James Ruddock
                                           -------------------------------------
                                           Samuel James Ruddock, Vice President


                                        BLUMENSTEIN/THORNE
                                        INFORMATION PARTNERS I, L.P.

                                        By: Blumenstein Thorne Information
                                            Partners, L.L.C., as General Partner

                                        /s/
                                        ----------------------------------------
                                        Jack Blumenstein, Co-President


                                        MEDIAONE INTERACTIVE SERVICES, INC.

                                        By: /s/ Thomas Cullen
                                           -------------------------------------
                                           Thomas Cullen, President


                                        VSI HOLDINGS, INC.

                                        By: /s/ Terry L. Davis
                                           -------------------------------------
                                        Terry L. Davis, Executive Vice President

                                       9.

                                        ROBERT N. HELMICK

                                        /s/ Robert N. Helmick
                                        ----------------------------------------
                                        Robert N. Helmick


                                        JOHN V. HELMICK

                                        /s/ John V. Helmick
                                        ----------------------------------------
                                        John V. Helmick


                                        JONATHAN M. DOBRIN

                                        /s/ Jonathan M. Dobrin
                                        ----------------------------------------
                                        Jonathan M. Dobrin


                                        JAMES N. SIGMAN

                                        /s/ James N. Sigman
                                        ----------------------------------------
                                        James N. Sigman

                                      10.